                                                            Exhibit-99.906CERT

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, William Ferri, Principal Executive Officer of O'Connor Fund of Funds:
Multi-Strategy (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May  20,  2011          /s/ William  Ferri
      --------------          -----------------------------------------------
                              William  Ferri,  Principal  Executive  Officer

I, Robert Aufenanger, Principal Financial Officer of O'Connor Fund of Funds:
Multi-Strategy (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May  20,  2011          /s/ Robert  Aufenanger
      --------------          --------------------------------------------------
                              Robert  Aufenanger,  Principal  Financial  Officer